UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 9, 2004


                              XYBERNAUT CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     0-15086                   54-1799851
          --------                     -------                   ----------
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)               File No.)              Identification No.)


12701 Fair Lakes Circle, Fairfax, Virginia                             22033
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (703) 631-6925


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition.

      On November 9, 2004 Xybernaut Corporation (the "Company") issued a press release announcing the Company's financial results for the fiscal quarter ended September 30, 2004.

      A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 8.01  Other Events.

      On November 2, 2004, the Company issued a press release relating to the completion of a contract with TESCO, the largest grocery supermarket company in the United Kingdom and the third largest retail company in the world, to purchase and deploy several thousand Xybernaut Atigo(R) mobile/wearable computers - a contract expected to be valued at more than $9 million (USD). On November 9, 2004, during a previously announced investor conference call, the Company indicated that the $9 million (USD) deployment, which was initially scheduled to last through the next 3 years or so, has every indication of rolling out more rapidly.

Item 9.01  Financial Statements and Exhibits.

      (c)   Exhibits.

      99.1  Press Release dated November 9, 2004.

                                   SIGNATURES

      Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 9, 2004                 XYBERNAUT CORPORATION


                                          By: /s/ Bruce C. Hayden
                                              ----------------------------------
                                              Bruce C. Hayden
                                              Senior Vice President and
                                              Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit
Number   Description
------   -----------

99.1     Press Release dated November 9, 2004.